Deutsche Bank Small and Mid Cap Conference

February 11, 2009

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Registration Statement on Form S-1 under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Company Overview

- 2008 revenue of $605[(1)] million
- ~2,000 associates worldwide
- 16 principal production facilities in 7 countries
- Over 300 direct sales and marketing associates
- More than 450 authorized distributors in 79 countries
- Headquartered in Richmond, VA

Products

2 & 3 Screw Pumps	Centrifugal Pumps	Progressive Cavity Pumps	Fluid Handling Systems	Precision Gear Pumps	Specialty Valves








End Markets

Commercial Marine	Oil & Gas	Power Generation	Global Navy	General Industrial







Colfax is strategically focused on serving key infrastructure end markets in the fluid handling industry

(1) estimate

Background

- Founded in 1995
- John Young, President & CEO, was an original founder
- Equity capital provided by Mitch and Steve Rales, founders of Danaher (NYSE: DHR)
- Targeted global industrial companies with strong brands
- 12 acquisitions, 5 divestitures
- Exclusively focused on fluid handling industry
- Proven, experienced management team
- Began trading on the NYSE in May 2008

There are approximately 5,000 pump companies globally and Colfax is in the top 15

Colfax Business System Drives Business Improvement

- Derived from the proven Danaher Business System
- Utilize Voice of the Customer ("VOC") to target breakthrough growth initiatives, new products and applications
- Conduct root-cause analysis, develop process improvements and implement sustainable systems
- Culture of continuous improvement
- Integrated in all aspects of operations and strategic planning



POLICY DEPLOYMENT
Six Sigma Quality
On Time Delivery - Products and Services
Cost Control and Improvement
Voice of the Customer
Customer Satisfaction
Profitable Sales Growth
Production Preparation
Poka-Yoke
Jidoka
Strategic Supplier Development
Design for Six Sigma
Product Development System
QFD
Six Sigma Process
DOE
Multi-skilled Workforce
JIT Accounting
DMP
SMED
Visual
TPM Management
One-piece Flow
Problem Solving
Benchmark
5S
Metrics
Standard Work
Measurement System Analysis
Cellularization
Total Associate Involvement

CBS is how we manage our business and has been the key driver of our success

Investment Highlights

- Global leader in specialty fluid handling products
- Proven application expertise in solving critical customer needs
- Serving fast growing global infrastructure driven end markets
- Leading brand names generating aftermarket sales and services
- Experienced management team in place to grow organically and through strategic acquisition
- Strong financial position
- Significant insider ownership

Consistent track record of driving profitable organic sales growth

Colfax

Broad Product Portfolio Focused on Customer Applications

2 and 3 Screw Pumps



Centrifugal Pumps



Progressive Cavity Pumps





Fluid Handling Systems



Precision Gear Pumps



Specialty Valves

Well recognized brands across served markets

ALLWEILER® | FAIRMOUNT AUTOMATION | HOUTTUIN™ | Imo® Pump | LSC Lubrication Systems Company | Portland Valve | TUSHACO® PUMPS | Warren® Pumps | Zenith® Pumps

Serving Critical Applications in Our Key End Markets

Commercial Marine	Oil & Gas	Power Generation	Global Navy	General Industrial
				

Key Markets	Applications	Brands
Marine	Fuel oil transfer; oil transport; water and wastewater handling	Allweiler, Houttuin, Imo AB
Oil & Gas	Crude oil gathering; pipeline services; unloading and loading; rotating equipment lubrication; lube oil purification	Allweiler, Houttuin, Imo, LSC, Tushaco, Warren
Power Generation	Fuel unloading, transfer, burner and injection; rotating equipment lubrication	Allweiler, Imo, Tushaco, Warren
Global Navy	Fuel oil transfer; oil transport; water and wastewater handling; firefighting; fluid control	Allweiler, Fairmount, Imo, IMO AB, Portland Valve, Warren
General Industrial	Machinery lubrication; hydraulic elevators; chemical processing; pulp and paper processing; food and beverage processing	Allweiler, Fairmount, Houttuin, Imo, Tushaco, Warren, Zenith

Strong Application Expertise

Situation Analysis

Husky Energy moves heavy crude oil along pipelines from the oil fields in Northern Canada through extremely harsh environment to a central blending facility

Colfax Solution

- For the past 40 years Husky has turned to Colfax and the Imo 8L 3 screw pump – more than 80 installations
  - Reliable in the toughest environment
  - Superior energy efficiency – reduces operating costs
- Imo 8L is the industry standard for Canadian pipeline applications from 400 to 2500 gallons per minute



New Imo 8L-912Y



Situation Analysis

Major Venezuelan oil company moves 180,000 BPD of sand laden crude oil through pipelines using a competitor's pumps. Pumps are failing after only 3 - 4 months due to excessive wear

Colfax Solution

- Colfax engineers and the customer's project engineer jointly developed the design, quality, and testing spec
  - Warren GTS-H268 2 screw pumps with specially designed internal wear resistant components were chosen to meet the rigorous application
- Colfax pumps installed – 6X increase in service life
  - Customer realizes $2M annual savings - spare parts alone





Proven expertise in meeting customer needs in heavy oil applications

Develop New Products, Applications and Technologies Driven by Voice of the Customer

Step 1 - VOC



Step 1a – VOC Summary



Step 2 – Prioritization



Step 3 – Specification



All-Heat SMART



Benefits

1. Senses wear & alerts end-user
2. Easy to upgrade

EMTEC SMART



Benefits

1. 50% energy usage reduction
2. Eliminates system components (cooler & valve)
   - Simplifies OEM design
   - Easier installation

All-Fuel SMART



Benefits

1. Efficient seal leakage monitoring system - best value
2. Easy to upgrade

Driven by VOC, examples of new products introduced in 2008

Large and Diverse Customer Base and End Markets

2007 Revenues By End Markets


Global Navy
6%
Power Generation
11%
General Industrial (1)
44%
Oil & Gas
15%
24%
Commercial Marine

2007 Revenues By Geography (2)


Asia
16%
United States
24%
Middle East & Africa
7%
Central & South America
3%
2%
Canada
47%
Europe

Blue Chip Customers

GE, SIEMENS, ALFA LAVAL, Department of the Navy, GENERAL DYNAMICS, Cummins, HYUNDAI HEAVY INDUSTRIES CO. LTD.

Blue chip customer base with no single customer representing more than 3% of sales in 2007

(1) Includes Distribution (11%), Chemical Processing (6%), Building Products (4%), Machinery Support (3%), Wastewater (2%), Heat Transfer (2%), Pulp and Paper (1%), Diesel Engines (1%) and Other (14%).
(2) Revenues based on revenue destination

Extensive Global Sales, Distribution and Manufacturing Footprint



Portland Valve
Warren
Fairmount Automation
Imo Kentucky
Corporate HQ Richmond
Imo Monroe
Sanford
Aberdeen
LSC
Houston
Americas
~ 700 Associates
2007 Sales (1) = $148mm
% of Revenue: 29%
Imo AB Stockholm
Houttuin
Allweiler Bottrop
Allweiler Tours
Allweiler Radolfzell
Allweiler Gottmandingen
EMEA
~ 1,000 Associates
2007 Sales (1) = $274mm
% of Revenue: 54%
Colfax Wuxi
Tushaco Daman
Tushaco Vapi
Asia Pacific
~ 300 Associates
2007 Sales (1) = $83mm
% of Revenue: 16%

Expanding global footprint allows us to serve fast growing, developing markets

(1) Sales figures reflect sales destination. Excludes sales of $1mm to other destinations.

Colfax

Target Fast Growing Regions

- Capitalize on growth opportunities by offering regionally developed products and solutions
  - Standard packages of Imo and Allweiler products produced at our Greenfield, Wuxi China facility for Commercial Marine
- Continue to invest in sales and marketing capabilities to more effectively serve local Asia Pacific markets
- Leverage application expertise to design fluid handling solutions that cater to heavy crude oil exploration in Latin America, Middle East and Russia
  - Opening sales and engineering office in Bahrain in March
- Utilize Indian / Chinese low cost manufacturing to supply components to other Colfax business units
- Execute acquisitions


Shanghai, China


Assam, India

ALLWEILER FAIRMOUNT AUTOMATION HOUTTUIN Imo Pump LSC Lubrication Systems Company Portland Valve TUSHACO PUMPS Warren Pumps Zenith Pumps

Colfax

Leading Brands Generating Aftermarket Sales and Services

- Product history dating back to 1860 provides large installed base
- High quality, reliable products used in critical applications
- Tendency for customers to replace "like for like" products
- Significant aftermarket demand for replacement products, spare parts and repair and maintenance services

Brand	Established	Acquired
Imo Pump	Est. 1931	Acq. 1997
Warren Pumps	Est. 1897	Acq. 1997
Allweiler	Est. 1860	Acq. 1998
Houttuin	Est. 1929	Acq. 1998
Zenith Pumps	Est. 1920	Acq. 2004
Portland Valve	Est. 1973	Acq. 2004
Tushaco Pumps	Est. 1967	Acq. 2005
LSC Lubrication Systems Company	Est. 1968	Acq. 2007
Fairmount Automation	Est. 1996	Acq. 2007

Approximately 25% of revenues are derived from aftermarket sales and services

Continue to Pursue Strategic Acquisitions that Complement Our Platform

Acquisition Initiatives

- Continue to proactively engage with highly strategic targets
- Product, market and geographically focused searches
- Evaluate opportunistic bolt-on companies
- Pursue adjacent fluid handling acquisitions

Acquisition Criteria

- Acquire companies in the fluid handling industry
- Strong brand name recognition
- Leading market position
- Differentiated product technology / highly engineered product
- Complementary end market / geographic focus
- Attain double digit return on investment in the 3rd year

Effective selection and integration of 12 acquisitions since 1995

Financial Performance - Revenue



Revenue (1)
($ in millions)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$309.7
$393.6
$506.3
$605.0
13.9%
28.6%
19%
2005
2006
2007
2008 Estimate

	2005	2006	2007	2008 Estimate
Existing Businesses	--	11.8%	13.5%	14%
Acquisitions	--	1.4%	8.0%	1%
FX Translation	--	0.8%	7.1%	5%
Total Growth	--	13.9%	28.6%	19%

(1) Refer to Appendix for Non-GAAP reconciliation.

Financial Performance – Adjusted EBITDA



Adjusted EBITDA (1)
($ in millions)
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2004 - 2007 CAGR: 28.1%
$41.0
$57.1
$64.8
$88.2
2004
2005
2006
2007

% Margin	2004	2005	2006	2007
% Margin	13.2%	16.5%	16.5%	17.4%

(1) Refer to Appendix for Non-GAAP reconciliation.

Financial Performance – Orders

Orders (1)


($ in millions)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
19.4%
31.5%
15%
$370.4
$442.3
$581.5
$669
2005
2006
2007
2008 Estimate

	2005	2006	2007	2008 Estimate
Existing Businesses	---	17.7%	17.6%	7%
Acquisitions	---	1.2%	6.1%	2%
FX Translation	---	0.5%	7.8%	6%
Total Growth	---	19.4%	31.5%	15%

(1) Refer to Appendix for Non-GAAP reconciliation.

Financial Performance – Backlog

Backlog

($ in millions)



$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
51.6%
63.3%
15%
$118.3
$179.3
$292.8
$337
2005
2006
2007
2008 Estimate

Strong Financial Condition

- Debt to adjusted EBITDA < 1 times as of the end of the third quarter (covenant – 3.25 to 1.00)
- Fixed charge coverage > 6 times as of the end of the third quarter (covenant – 1.5 to 1.0)
- Approximately $133 million available on revolver at year end (expires in 2013)
- Approximately $25 million in cash as of 1/8/09

Strong balance sheet and credit availability provide flexibility

2009 Outlook Summary

Revenue Range			
2009 Organic growth (1)	1%	to	3%
2009 Total	$570 million	to	$585 million

EPS Range			
2009 Net income per share	$0.80	to	$0.87
2009 Adjusted net income per share (2)	$1.10	to	$1.17

(1) Excludes impact of foreign exchange rate fluctuations and acquisitions

(2) Excludes impact of asbestos coverage litigation and asbestos liability and defense costs

(See Appendix for Non-GAAP reconciliation)

Adjusted EPS for 2009 of $1.10 to $1.17

Colfax

2009 Outlook Assumptions

Assumptions	
Asbestos coverage litigation	$12 million
Asbestos liability and defense costs	$7 million
Euro	$1.41
Tax rate	32%
Interest expense	$8 million
Incremental public company costs	$2.5 million
Outstanding shares	43.3 million

Well Positioned for the Future

Global Leader in Specialty Fluid Handling Products

Proven Application Expertise in Solving Critical Customer Needs

Serving Fast Growing Infrastructure Driven End Markets

Colfax

Leading Brand Names Generating Aftermarket Sales and Services

Experienced Management Team in Place to Grow Organically and Through Strategic Acquisitions

CBS-Driven Culture Focused on Profitable Sales Growth

Appendix

Asbestos Update

- Claims arise from purchased components previously included in our products
- Significant solvent insurance coverage
- Bad faith lawsuit against insurance carriers increases costs in near term
- Estimated annual liability and related defense costs of approximately $7 million before potential insurance asset adjustments

Unresolved Claims



60,000
54,000
48,000
42,000
36,000
30,000
59,217
50,020
37,554
2005
2006
2007

Average Cost of Resolved Claims



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$8,896
$6,194
$5,232
2005
2006
2007

Colfax

Disclaimer

Adjusted net income per share, adjusted EBITDA, organic sales growth and organic order growth are non-GAAP financial measures. Adjusted net income per share, and adjusted EBITDA exclude asbestos liability and defense cost (income) and asbestos coverage litigation expense, certain legacy legal charges, certain due diligence costs, as well as one time initial public offering-related costs. Organic sales growth and organic order growth exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of changes in our capital structure and asset base, non-recurring items such as IPO-related costs, legacy asbestos issues (except in the case of EBITDA) and items outside the control of its operating management team.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.

Colfax Non-GAAP Reconciliation

	2007	2006	2005	2004
EBITDA				
Net (loss) income	$ 64,882	$ 94	$ 12,247	$ 57,306
Interest expense	19,246	14,186	9,026	6,918
(Benefit) provision for income taxes	39,147	3,866	6,907	(6,010)
Depreciation and amortization	15,239	11,481	11,430	9,872
EBITDA	$ 138,514	$ 29,627	$ 39,610	$ 68,086
Adjusted EBITDA				
Net income	$ 64,882	$ 94	$ 12,247	$ 57,306
Interest expense	19,246	14,186	9,026	6,918
Provision (benefit) for income taxes	39,147	3,866	6,907	(6,010)
Depreciation and amortization	15,239	11,481	11,430	9,872
Legacy Asbestos (income) expenses	(50,346)	33,816	18,112	29,412
Discontinued operations expense (income)	-	1,397	(616)	(56,489)
Adjusted EBITDA	$ 88,168	$ 64,840	$ 57,106	$ 41,009

Note: Dollars in thousands.

Sales & Order Growth

Sales Growth
(amounts in millions)

		2006			**2007**	
Prior Year Sales	$	**345.5**		$	**393.6**	
Components of Growth:						
Organic Growth from Existing Businesses		40.7	11.8%		53.3	13.5%
Acquisitions		4.8	1.4%		31.3	8.0%
Foreign Currency Translation		2.6	0.8%		28.1	7.1%
Total Growth		48.1	13.9%		112.7	28.6%
Current Year Sales	$	**393.6**		$	**506.3**	

Order Growth
(amounts in millions)

		2006			**2007**	
Prior Year Orders	$	**370.4**		$	**442.3**	
Components of Growth:						
Organic Growth from Existing Businesses		65.6	17.7%		77.7	17.6%
Acquisitions		4.4	1.2%		27.2	6.1%
Foreign Currency Translation		1.9	0.5%		34.3	7.8%
Total Growth		71.9	19.4%		139.2	31.5%
Current Year Orders	$	**442.3**		$	**581.5**	

Sales & Order Growth

(amounts in millions)
(preliminary unaudited)

	Sales		Orders	
	$	%	$	%
Twelve Months Ended December 31, 2007	**$ 506**		**$ 581**	
Components of Growth:				
Organic Growth from Existing Businesses	70	14%	41	7%
Acquisitions	6	1%	12	2%
Foreign Currency Translation	23	5%	35	6%
Total Growth	99	19%	88	15%
Twelve Months Ended December 31, 2008	**$ 605**		**$ 669**	